NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $17,927.95
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,514.50
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $513.55
- Mortality & Expense Charge****        $166.60
+ Hypothetical Rate of Return*****     ($181.40)
                                     ----------
=                                       $17,928 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $42.74
                2                  $42.75
                3                  $42.76
                4                  $42.77
                5                  $42.78
                6                  $42.79
                7                  $42.80
                8                  $42.81
                9                  $42.82
               10                  $42.83
               11                  $42.84
               12                  $42.86

               Total              $513.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------

                1                 ($15.44)
                2                 ($15.38)
                3                 ($15.32)
                4                 ($15.26)
                5                 ($15.21)
                6                 ($15.15)
                7                 ($15.09)
                8                 ($15.03)
                9                 ($14.97)
               10                 ($14.91)
               11                 ($14.85)
               12                 ($14.79)

               Total             ($181.40)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,927.95
- Year 5 Surrender Charge             $3,126.00
                                     ----------
=                                       $14,802 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $21,544.18
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,915.54
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $508.14
- Mortality & Expense Charge****        $188.25
+ Hypothetical Rate of Return*****    $1,050.03
                                     ----------
=                                       $21,544 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $42.37
                2                  $42.36
                3                  $42.36
                4                  $42.36
                5                  $42.35
                6                  $42.35
                7                  $42.34
                8                  $42.34
                9                  $42.33
               10                  $42.33
               11                  $42.32
               12                  $42.32

               Total              $508.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------

                1                  $86.84
                2                  $86.96
                3                  $87.08
                4                  $87.20
                5                  $87.32
                6                  $87.44
                7                  $87.56
                8                  $87.68
                9                  $87.80
               10                  $87.93
               11                  $88.05
               12                  $88.17

               Total            $1,050.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,544.18
- Year 5 Surrender Charge             $3,126.00
                                     ----------
=                                       $18,418 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $25,785.64
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $19,621.38
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $501.92
- Mortality & Expense Charge****        $212.65
+ Hypothetical Rate of Return*****    $2,603.83
                                     ----------
=                                       $25,786 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $41.96
                2                  $41.93
                3                  $41.91
                4                  $41.89
                5                  $41.86
                6                  $41.84
                7                  $41.82
                8                  $41.79
                9                  $41.77
               10                  $41.74
               11                  $41.72
               12                  $41.69

               Total              $501.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------

                1                 $209.51
                2                 $210.84
                3                 $212.17
                4                 $213.51
                5                 $214.87
                6                 $216.23
                7                 $217.61
                8                 $219.00
                9                 $220.40
               10                 $221.81
               11                 $223.23
               12                 $224.66

               Total            $2,603.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $25,785.64
- Year 5 Surrender Charge            -$3,126.00
                                     ----------
=                                       $22,660 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $15,978.68
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,006.35
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $987.86
- Mortality & Expense Charge****        $150.71
+ Hypothetical Rate of Return*****     ($164.10)
                                     ----------
=                                       $15,979 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $74.66
                2                  $74.69
                3                  $74.72
                4                  $74.75
                5                  $74.78
                6                  $74.81
                7                  $74.84
                8                  $74.87
                9                  $74.89
               10                  $74.92
               11                  $74.95
               12                  $74.98

               Total              $897.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------

                1                ($14.17)
                2                ($14.08)
                3                ($13.99)
                4                ($13.90)
                5                ($13.81)
                6                ($13.72)
                7                ($13.63)
                8                ($13.54)
                9                ($13.45)
               10                ($13.36)
               11                ($13.27)
               12                ($13.18)

               Total            ($164.10)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,978.68
- Year 5 Surrender Charge             $3,126.00
                                     ----------
=                                       $12,853 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $19,303.65
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,226.11
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $979.18
- Mortality & Expense Charge****        $170.77
+ Hypothetical Rate of Return*****      $952.50
                                     ----------
=                                       $19,304 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $74.07
                2                  $74.08
                3                  $74.08
                4                  $74.09
                5                  $74.09
                6                  $74.10
                7                  $74.10
                8                  $74.11
                9                  $74.11
               10                  $74.11
               11                  $74.12
               12                  $74.12

               Total              $889.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------

                1                  $79.74
                2                  $79.68
                3                  $79.61
                4                  $79.54
                5                  $79.48
                6                  $79.41
                7                  $79.34
                8                  $79.27
                9                  $79.21
               10                  $79.14
               11                  $79.07
               12                  $79.00

               Total              $952.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,303.65
- Year 5 Surrender Charge             $3,126.00
                                     ----------
=                                       $16,178 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $23,213.59
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,732.96
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $969.20
- Mortality & Expense Charge****        $193.41
+ Hypothetical Rate of Return*****    $2,368.24
                                     ----------
=                                       $23,214 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---

                1                  $73.41
                2                  $73.39
                3                  $73.36
                4                  $73.33
                5                  $73.31
                6                  $73.28
                7                  $73.25
                8                  $73.23
                9                  $73.20
               10                  $73.17
               11                  $73.15
               12                  $73.12

               Total              $879.20


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------

                1                 $192.59
                2                 $193.43
                3                 $194.28
                4                 $195.14
                5                 $196.00
                6                 $196.87
                7                 $197.75
                8                 $198.64
                9                 $199.53
               10                 $200.43
               11                 $201.34
               12                 $202.25

              Total             $2,368.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,213.59
- Year 5 Surrender Charge             $3,126.00
                                     ----------
=                                       $20,088 (rounded to the nearest dollar)